UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

December 9, 2008

Summit Financial Group, Inc.

(Exact name of registrant as specified in its charter)

West Virginia                                                          No. 0-16587                                                             55-0672148
                                                                       State or other jurisdiction of                                     (Commission File Number)                                          (I.R.S. Employer
                                                                      incorporation or organization)                                                                                                                         Identification No.)

300 North Main Street
Moorefield, West Virginia 26836
(Address of Principal Executive Offices)

(304) 530-1000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On December 9, 2008, to address Internal Revenue Code Section 409A, the Compensation and Nominating Committee of Summit Financial Group, Inc. (Summit) approved the amendment and restatement of the following compensatory arrangements of certain officers and directors of Summit.  The amendments to these agreements do not materially affect the scope or amount of benefits the officers are entitled to receive under their respective arrangements, but may affect the time and form of payment.

The amendments make definitional changes as appropriate such as adding or revising definitions of terms such as “Change in Control,” “Separation from Service” and “Disability” to conform to requirements of Internal Revenue Code Section 409A.  Many of the amendments also add Internal Revenue Code Section 409A compliant provisions respecting timing of payment of expense reimbursements, in-kind benefits and in the case of the amended and restated employment agreements for H. Charles Maddy, III, Robert S. Tissue, Scott C. Jennings, Patrick N. Frye, and Ronald F. Miller, gross-up payments. The amendments to the Life Insurance Endorsement Method Split Dollar Plan Agreements were made to clarify that they are exempt from the provisions of Internal Revenue Code Section 409A.

In several instances, the document or plan offered choices respecting timing or form of payment not permitted under Internal Revenue Code Section 409A and the impermissible choices are revised or removed by the amendments. Provision for a ‘six month delay’ for certain payments on ‘Separation from Service’ of a ‘Specified Employee’ has also been added in many of the amendments where applicable, to comply with the requirements of Internal Revenue Code Section 409A.

Section 409A changed the income tax treatment of nonqualified deferred compensation plans and imposed new requirements on both the terms and operations of such plans.  Although Section 409A’s provisions have been in effect since 2005, and employers have been required to operate in good faith since that time, final regulations under Section 409A were not issued until 2007.  Companies must amend affected nonqualified deferred compensation plans by December 31, 2008, to ensure they comply with Section 409A and the Section 409A final regulations.

The following material agreements have been amended to be exempt from, or to comply with, Section 409A:

(1)	Life Insurance Endorsement Method Split Dollar Plan Agreement between Summit Community Bank, Inc. and H. Charles Maddy, III
(2)	Executive Salary Continuation Agreement between Summit Community Bank, Inc. and H. Charles Maddy, III
(3)	Employment Agreement between Summit Financial Group, Inc. and H. Charles Maddy, III
(4)	Change in Control Agreement between Summit Financial Group, Inc. and H. Charles Maddy, III
(5)	Life Insurance Endorsement Method Split Dollar Plan Agreement between Summit Financial Group, Inc. and Robert S. Tissue
(6)	Executive Salary Continuation Agreement between Summit Financial Group, Inc. and Robert S. Tissue
(7)	Employment Agreement between Summit Financial Group, Inc. and Robert S. Tissue
(8)	Life Insurance Endorsement Method Split Dollar Plan Agreement between Summit Community Bank, Inc. and Scott C. Jennings
(9)	Executive Salary Continuation Agreement between Summit Community Bank, Inc. and Scott C. Jennings
(10)	Employment Agreement between Summit Financial Group, Inc. and Scott C. Jennings

(11)	Life Insurance Endorsement Method Split Dollar Plan Agreement between Summit Community Bank, Inc. and Patrick N. Frye
(12)	Executive Salary Continuation Agreement between Summit Community Bank, Inc. and Patrick N. Frye
(13)	Employment Agreement between Summit Financial Group, Inc. and Patrick N. Frye
(14)	Life Insurance Endorsement Method Split Dollar Plan Agreement between Summit Community Bank, Inc. and Ronald F. Miller
(15)	Executive Salary Continuation Agreement between Summit Community Bank, Inc. and Ronald F. Miller
(16)	Employment Agreement among Summit Financial Group, Inc., Summit Community Bank, Inc., and Ronald F. Miller
(17)	Change in Control Agreement between Summit Financial Group, Inc. and Ronald F. Miller
(18)	Life Insurance Endorsement Method Split Dollar Plan Agreement between Summit Community Bank, Inc. and C. David Robertson
(19)	Executive Salary Continuation Agreement between Summit Community Bank, Inc. and C. David Robertson
(20)	Employment Agreement among Summit Financial Group, Inc., Summit Community Bank, Inc., and C. David Robertson
(21)	Change in Control Agreement between Summit Financial Group, Inc. and C. David Robertson
(22)	The Summit Financial Group, Inc. Directors Deferral Plan
(23)	Rabbi Trust for The Summit Financial Group, Inc. Directors Deferral Plan
(24)
Summit Community Bank, Inc. Amended and Restated Directors Deferral Plan (which consolidates into one agreement the directors deferral plans previously adopted by Capital State Bank, Inc., Shenandoah Valley National Bank, Inc., and South Branch Valley National Bank, all predecessors in interest to Summit Community Bank, Inc.)

(25)	Rabbi Trust for Summit Community Bank, Inc. (successor in interest to Capital State Bank, Inc.) Directors Deferral Plan
(26)	Rabbi Trust for Summit Community Bank, Inc. (successor in interest to Shenandoah Valley National Bank, Inc.) Directors Deferral Plan
(27)	Rabbi Trust for Summit Community Bank, Inc. (successor in interest to South Branch Valley National Bank) Directors Deferral Plan

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                    SUMMIT FINANCIAL GROUP, INC.

Date:  December 15, 2008                                                                                                By:   /s/ Julie R. Cook
                           Julie R. Cook
                           Vice President and
                           Chief Accounting Officer